Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Schrödinger, Inc. (the “Company”) hereby certifies, to his knowledge, that:
(1)the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 4, 2023

/s/ Geoffrey Porges
Geoffrey Porges Executive Vice President and Chief Financial Officer (Principal Financial Officer)